SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2004

HORIZON MEDICAL PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	001-15459 (Commission File Number)	58-1882343 (I.R.S. Employer Identification No.)

One Horizon Way P.O. Box 627 Manchester, Georgia (Address of principal executive offices)	31816 (Zip Code)

Registrant’s telephone number, including area code: 706-846-3126

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Signatures
EX-99.1 PRESS RELEASE ISSUED ON MAY 4, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Signatures
EX-99.1 PRESS RELEASE ISSUED ON MAY 4, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Signatures
EX-99.1 PRESS RELEASE ISSUED ON MAY 4, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

     The following exhibit is filed herewith:

Exhibit No.		Description
99.1	—	Press Release of Horizon Medical Products, Inc., issued on May 4, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 4, 2004, Horizon Medical Products, Inc. (the “Registrant”) issued a press release announcing its results of operations for the three months ended March 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 2004

HORIZON MEDICAL PRODUCTS, INC.
By:	/s/ Elaine Swygert
Elaine Swygert
Corporate Controller